EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ Lewis S. Ranieri Lewis S. Ranieri

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ Lawrence Chimerine Lawrence Chimerine

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ David M. Golush David M. Golush

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ James A. Howard James A. Howard

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ Alan E. Master Alan E. Master

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ Robert A. Perro Robert A. Perro

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ William B. Rhodes William B. Rhodes

EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the “Securities Act”), by Franklin Bank Corp., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints Anthony J. Nocella and Russell McCann, and each of them severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing), to do any and all things and to execute any and all instruments that such attorneys-in-fact and agents may deem necessary and advisable under the Securities Act and any rules or regulations thereunder, including without limiting the generality of the foregoing, to sign a Registration Statement on Form S-3 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April, 2005.

/s/ John B. Selman John B. Selman